Exhibit 10.7

March 30, 2012

The United States Life Insurance Company in the City of New York

c/o SunAmerica Financial Group, Inc.

2727-A Allen Parkway

Houston, Texas 77019

Attention:  Chief Financial Officer

The United States Life Insurance Company in the City of New York

c/o SunAmerica Financial Group, Inc.

1999 Avenue of the Stars

Los Angeles, CA 90067

Attention:  General Counsel

Ladies and Gentlemen:

Reference is made to that certain Unconditional Capital Maintenance Agreement dated as of March 30, 2011 (the “Capital Maintenance Agreement”) by and between American International Group, Inc. and The United States Life Insurance Company in the City of New York (the “Company”).  Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Capital Maintenance Agreement.

Pursuant to paragraph 3 of the Capital Maintenance Agreement, the undersigned parties hereby agree that effective as of March 30, 2012, the Specified Minimum Percentage shall equal 435%.  Accordingly, Schedule 1 to the Capital Maintenance Agreement shall be restated as follows:

“The Specified Minimum Percentage shall equal 435% of the Company’s Company Action Level RBC.”

Yours sincerely,

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ David L. Herzog
Name: David L. Herzog
Title: Executive Vice President and
Chief Financial Officer

Acknowledged and agreed:

THE UNITED STATES LIFE INSURANCE COMPANY

IN THE CITY OF NEW YORK

By:	/s/ Michael J. Akers
Name: Michael J. Akers
Title: Executive Vice President